Exhibit 10.32

EXECUTION

AMENDMENT NUMBER FOUR

to the

MASTER REPURCHASE AGREEMENT

Dated as of December 9, 2010,

among

PENNYMAC CORP., PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC and

PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER FOUR (this “Amendment Number Four”) is made this 13h day of April, 2012 among PENNYMAC CORP. and PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC (each, a “Seller” and jointly and severally, the “Seller” or “Sellers”), PENNYMAC LOAN SERVICES, LLC (“Servicer”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of December 9, 2010, among Sellers, Servicer and Buyer, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Sellers and Buyer have agreed to extend the Termination Date under the Agreement and to provide for the payment of a pro-rated commitment fee for such period, as more specifically set forth herein; and

WHEREAS, as of the date hereof, each Seller and Servicer represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of April 13, 2012 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a) Section 2 of the Agreement is hereby amended by adding the new definition of “2012 Second Extension Commitment Fee” following the definition of “2012 Extension Commitment Fee Installment Amount” to read as follows:

“2012 Second Extension Commitment Fee” shall have the meaning assigned to it in the Pricing Side Letter.

(b) Section 2 of the Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” shall mean April 20, 2012 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

(c) Section 4(c) of the Agreement is hereby amended by adding the following language at the end of such section:

In connection with the extension of the Termination Date from April 13, 2012 to April 20, 2012, Sellers agree to pay to Buyer an additional commitment fee for the period beginning on April 13, 2012 through April 20, 2012, equal to the 2012 Second Extension Commitment Fee, such payment to be made to Buyer in Dollars, in immediately available funds, without deduction, set off or counterclaim. The 2012 Second Extension Commitment Fee shall be due and payable on or prior to April 13, 2012. Buyer may, in its sole discretion, net all or any portion of the 2012 Second Extension Commitment Fee then due and payable from the proceeds of any Purchase Price paid to Sellers. The 2012 Second Extension Commitment Fee is and shall be deemed to be fully earned as of the date hereof and non-refundable when paid.

SECTION 2. Fees and Expenses. Sellers agree to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Four (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3. Representations. Each Seller and Servicer hereby represents to Buyer that as of the date hereof, the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4. Binding Effect; Governing Law. This Amendment Number Four shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER FOUR SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 5. Counterparts. This Amendment Number Four may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Four need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Servicer and Buyer have caused this Amendment Number Four to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC CORP. (Seller)

By:	/s/ Brian Stack
Name:	Brian Stack
Title:	Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC (Seller)

By:	/s/ Brian Stack
Name:	Brian Stack
Title:	Managing Director, Treasury

PENNYMAC LOAN SERVICES, LLC, (Servicer)

By:	/s/ Brian Stack
Name:	Brian Stack
Title:	Vice President, Treasury

CITIBANK, N.A. (Buyer and Agent, as applicable)

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President, Citibank, N.A.

Acknowledged:

PENNYMAC MORTGAGE INVESTMENT TRUST

By:	/s/ Brian Stack
Name:	Brian Stack
Title:	Treasurer

Amendment Number Four to Master Repurchase Agreement